EXHIBIT 32.2

SECTION 1350 CERTIFICATION

I, Frederick R. Klug, Senior Vice-President, Chief Financial Officer and Treasurer of Tri City Bankshares Corporation (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, 18 U.S.C. Section 1350, that to my knowledge:

(1)

the Corporation’s Annual Report on Form 10-K/A Amendment No. 1 for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

 (2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:   April 14, 2010

/s/ Frederick R. Klug
Frederick R. Klug
Senior Vice President/CFO

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 and shall not be deemed filed by Tri City Bankshares Corporation for purposes of the Securities Exchange Act of 1934.